Consent of Independent Auditors

The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account C:

We consent to the incorporation by reference into Registration Statement
(No. 33-75988) on Form N-4 our reports dated February 7, 1997 and February 14, 1997.

                                                      /s/ KPMG Peat Marwick LLP

Hartford, Connecticut
October 30, 1997